SUPPLEMENT DATED AUGUST 28, 2018

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND —

DIVERSIFIED BOND PORTFOLIO

DATED MAY 1, 2018

This supplement revises the Diversified Bond Portfolio summary prospectus dated May 1, 2018 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

All references to “Western Asset Management Company” are changed to “Western Asset Management Company, LLC.”